UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 5, 2007

AMEREN CORPORATION
(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

On November 5, 2007, Ameren Corporation issued a press release announcing that it will reaffirm at meetings with investors at the 42nd Edison Electric Institute Financial Conference that it expects 2007 GAAP earnings guidance to range between $2.80 and $3.05 per share and 2007 non-GAAP earnings guidance to range between $3.15 to $3.40 per share.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Title:

99.1	Press release regarding reaffirmation of 2007 earnings guidance, issued on November 5, 2007 by Ameren Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

 /s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date:  November 5, 2007

Exhibit Index

Exhibit Number:	Title:

99.1	Press release regarding reaffirmation of 2007 earnings guidance, issued on November 5, 2007 by Ameren Corporation.

4